Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David Rector, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of US Uranium Inc., for the fiscal quarter ended July 31, 2007, as amended, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-QSB, as amended, fairly presents in all material respects the financial condition and results of operations of US Uranium Inc.

Date: October 31, 2007	By:	/s/ David Rector
David Rector, Principal Executive Officer and Principal Financial Officer